SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
Amendment Number 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     April 7, 2006

QUEST OIL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-26619	98-0207745
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11200 Westheimer, Suite 900
Houston, TX 77040
(Address of principal executive offices)

(713) 243-8778
(Registrant’s Telephone Number)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

During the last ten days of March 2006, our legal counsel, The Baum Law Firm, PC, in connection with our fiscal year end, made a normal request for corporate records from our Vancouver, Canada office. Upon reviewing certain corporate minutes, counsel discovered that there was not a legal and valid adoption by a majority of the directors of the company, of the resolution appointing Mr. William Huntington Stinson (sometimes called “Stinson”) to our board of directors and as our President and Chief Executive Officer. Mr. Stinson’s nomination followed the resignation of Mr. Cameron King from all positions he held with the company.

Following Mr. King’s resignation, there were four members of our board: Mr. Jim Irwin, Mr. Joseph F. Wallen, Mr. Douglas Brown and Mr. Doug Blackman. Only Messrs. Wallen and Blackman executed and approved the appointments of Mr. Stinson. Upon confirming with the administrator of the Vancouver office that the resolution did not in fact receive the approval of at least three of the four directors, our legal counsel contacted each director who had not voted for the Stinson appointment. Both Mr. Irwin and Mr. Brown confirmed that they did not approve of the resolution appointing Stinson.

On March 31, 2006, Mr. Blackman resigned from his position on our board of directors.

The non-approval of the Stinson appointment was confirmed in a March 31, 2006 resolution executed by all of the remaining boardmembers, including Mr. Irwin, Mr. Brown and Mr. Wallen..

On March 31, 2006, Mr. Wallen nominated and our board appointed, Mr. James B. Panther, II and Mr. Chris Philips as directors of the company. All of our directors approved the appointments of Messrs. Panther and Philips to our board.

As of the date of this Report, we have five directors as follows:

Douglas Brown
Jim Irwin
James B. Panther, II
Chris Phillips
Joseph F. Wallen

On March 31, 2006, following the discovery that Mr. Stinson was not a validly appointed officer of the company, our board appointed Mr. James B. Panther, II as our interim President and Chief Executive Officer.

On April 2, 2006, the voting members of our board, unanimously voted to terminate Mr. William Huntington Stinson from his position as Chief Operating Officer of the company.

James B. Panther II, Director

Mr. Panther is our interim President and Chief Executive Officer and one of our directors. In addition to action as our interim President and CEO, Mr. Panther heads Business Consulting Group Unlimited, Inc.’s Capital Markets Group where he brings a combination of corporate finance, operational, and strategic experience to the firm. His career has been focused on managing fund raising, financing, M & A, and advisory services in a merchant banking environment. Prior to joining BCGU, Mr. Panther was Managing Partner of Bristol Partners where he was responsible for portfolio investments. Prior to Bristol Partners, Mr. Panther was Managing Director of Brighton Capital Partners, LLC, a merchant banking firm. Mr. Panther holds B.A. in Finance form Boston College and a General Course Degree in Economics from the University of Granada, Granada, Spain.  He is fluent in English and Spanish.

Chris Philips

Mr. Phillips is one of our directors. Mr. Philips is the President and CEO of Apogee Financial Investments, Inc. a merchant bank which owns 100% of Midtown Partners & Co., LLC, a NASD licensed broker-dealer. He is also the managing member of TotalCFO, LLC which provides consulting and CFO services to a number of companies and high wealth individuals. Presently, he is a Board Member of Telzuit Medical Technologies, Inc. (TZMT) and an advisory board member for a number of other public and private companies.  Mr. Phillips holds a Bachelors of Science Degree in Accounting and Finance and a Masters of Accountancy with a concentration in Tax from the University of Florida. Mr. Phillips is a Florida licensed Certified Public Accountant and Real Estate Salesperson.

Section 8 - Other Events

Item 8.01	Other Events.

On or about October 6, 2005, we closed on a convertible note financing. Under the terms of the financing, a cash principal and interest payment to the investors was due in April 2006. As of the date of this Report, we have tendered via wire transfer, the required April 2006 payment to the investors.  As of the date of this filing, we do not believe that we are in default with any of our outstanding financing arrangements.

On or about April 5, 2006, our board resolved to continue to retain the services of The Baum Law Firm to act as our special SEC legal counsel and requested that The Baum Law Firm file this Report of Form 8-K.

On April 6, 2006, our legal counsel, The Baum Law Firm PC, received a verbal communication from the Securities and Exchange Commission that it had no further comments on our pending Registration Statement on Form SB-2 (file number 333-130686).

As of the date of this Report, based on an Acceleration Request we filed with the SEC, our Form SB-2 Registration Statement will become effective as of April 10, 2006 at 9:00 a.m. Eastern Standard Time.

Based on the terms and conditions of the October 6, 2006 convertible note financing, the effectiveness of a registration statement registering the common shares underlying the notes and warrants related to the financing, triggers an additional investment of $2,000,000 into the Company.  We anticipate that this money will be tendered this coming week.

Due to the events described in Item 5.02 above and as set for on the attached exhibit, on April 5, 2006, our board authorized the retention of the law firm of Zimmerman, Axelrad, Meyer, Stern & Wise, P.C. of Houston, Texas to represent the company as litigation counsel.

On April 4, 2006, our litigation counsel, on behalf of the company, filed a Petition and Application For Temporary Restraining Order, Temporary Injunction and Permanent Injunction, and Request for Order for Deposition to Investigate Claims against our former Chief Operating Officer, William Huntington Stinson, Nana Asomani-Arko and Norman S. Neidell in the 11th Judicial District in the District Court of Harris County, Texas.

The Presiding Judge has ordered a hearing on the Temporary Injunction Petition to be held on April 10, 2006 at 8:30 a.m. The Petition is a document available to the public. The Petition is also on file with the 11th Judicial District in the District Court of Harris County, Texas.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Number	Description

99.1	Plaintiff’s Original Petition, Application For Temporary Restraining Order, Temporary Injunction and Permanent Injunction, and Request for Order for Deposition to Investigate Claims.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

QUEST OIL CORPORATION

/s/	Joseph F. Wallen
By:	Joseph F. Wallen
Its:	Chief Financial Officer